Exhibit 99.1 Middlefield Banc Corp. Annual Shareholder Meeting May 13, 2015

Forward Looking Statements
This presentation contains forward-looking statements within the meaning of the Securities
Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995
concerning Middlefield Banc Corp.’s plans, strategies, objectives, expectations, intentions, financial condition and results of operations.  These forward-looking statements reflect management’s current views and intentions and are subject to known and unknown risks, uncertainties, assumptions and other factors that could cause the actual results to differ materially from those contemplated by the statements.  The significant risks and uncertainties related to Middlefield Banc Corp. of which management is aware are discussed in detail in the periodic reports that Middlefield Banc Corp. files with the
Securities and Exchange Commission (the “SEC”), including in the “Risk Factors” section of its Annual Report on Form 10-K and its Quarterly Report on Form 10-Q.  Investors are
urged to review Middlefield Banc Corp.’s periodic reports, which are available at no charge through the SEC’s website at www.sec.gov and through Middlefield Banc Corp.’s website at www.middlefieldbank.com on the “Investor Relations” page. Middlefield Banc
Corp. assumes no obligation to update any of these forward-looking statements to reflect a change in its views or events or circumstances that occur after the date of this presentation.

Board of Directors

Thomas G. Caldwell
James R. Heslop, II
Eric W. Hummel
Kenneth E. Jones
Darryl E. Mast
Clayton W. Rose, III
James J. McCaskey
William J. Skidmore
Joseph J. Thomas
Robert W. Toth
Carolyn J. Turk

Experienced Management Team
Management Position Age MBCN Industry
Thomas G. Caldwell President & CEO 57 28 38
James R. Heslop, II EVP & COO 61 19 36
Donald L. Stacy SVP & CFO 61 15 36
Jay P. Giles SVP - Senior Loan Officer 65 16 42
Teresa M. Hetrick SVP - Operations 51 18 27
Jeffrey N. Male SVP - Chief Residential Mortgage Officer 65 1 42
Kevin L. Miller SVP - Chief Information Officer 55 1 33
David G. Dalessandro SVP - Chief Credit Office 58 5 33
James L. Long President, Central Ohio Region 64 6 42
Courtney M. Erminio VP - Risk Officer 33 5 12
Alfred F. Thompson, Jr. VP - Loan Administration 55 19 28
Thomas Caldwell serves on the Federal Delegate Board of the Independent Community Bankers of
America, having been elected in June 2010.  He previously served as Chairman of the Community
Bankers Association of Ohio.

Meeting Overview
Welcome to the Middlefield Banc Corp. 2015 Annual Shareholder Meeting
Company Snapshot
(1)(2)
NASDAQ: MBCN
Stock Price: $31.71
Market Cap: $65.1 million
Dividend (yield): $1.04 (3.3%)
Headquarters: Middlefield, Ohio
Established: Bank 1901/HC 1988
Branches: 10
Total Assets: $699.9 million
Net Loans $469.4 million
Total Deposits: $617.1 million
(1) Stock price, market cap and dividend yield as of April 22, 2015
(2) Financial figures for the period ended March 31, 2015

Stock Price
$17.25
$25.25
$26.00
$33.61
12/31/2011 12/31/2012 12/31/2013 12/31/2014

6 Nasdaq Ceremony

7 CEO Report

Business Overview
Ended 2014 with record net loans
outstanding, net income, and
stockholders’ equity
Profitable throughout the economic
cycle and never reported a quarterly
loss
History of quarterly cash dividend
payments, and maintained dividend
amount during recession
Excellent asset quality, strong liquidity
profile, and robust core deposit base
Strong returns and efficiency ratios
Two strong Ohio banking markets
For over 100 years, Middlefield Banc
Corp. has supported its communities
by offering customers superior
financial products, exceptional
service, and modern banking
amenities

Cleveland
Akron
Canton
Youngstown
Columbus
Pittsburgh
Mansfield
Wooster
Warren
Medina
Zanesville
Newark
Ashland
Cambridge

mbc Middlefield Banc Corp

Branch Locations 9

AMERICAN BANKER

KBW

A Stifel Company

SNL

IB

INDEPENDENT BANKER

mbc Middlefield Banc Corp

Recent Rankings and Awards
SNL Financial (3)
According to a June 16, 2014 article from SNL Financial, Middlefield Banc Corp. had the 10 th highest ROAE out of public community banks with under $1 billion in assets.
Independent Banker (4)
According to May 30, 2014 study from Independent Banker, Middlefield Banc Corp. had the 21 st highest ROE of community banks with assets of $500 million to $1 billion
KBW (2)
On April 13, 2015, Middlefield was named one of 25 U.S. banking institutions to KBW’s coveted “Bank Honor Roll”
of superior performers.  Honor Roll members are publicly traded banking institutions with more than $500 million in total assets that have not reported an annual loss over the past 10 years, had 2014 annual EPS equal to or greater than peak EPS over the past 10 years, and consecutive increases in EPS since 2009.
American Banker (1)
Middlefield Banc Corp. was ranked 38 th out of the top 200 community banks and thrifts by 3-year Avg. ROE according to an April 27, 2015 American Banker article.

(1) American Banker  April 27, 2015
(2) KBW April 13, 2015
(3) SNL June 16, 2014
(4) Independent Banker
Sources:
http://www.americanbanker.com/
http://www.kbw.com/content/the-firm-PDFs/press-releases/KBW-2015-Bank-Honor-Roll-04.13.15.pdf
http://independentbanker.org/2014/05/community-banks-with-assets-of-more-than-500-million-to-1-billion/
Disproving the naysayers, some banks under $1B thrive By Kiah Lau Haslett and Marshall Schraibman

Financial Summary
Dollars in thousands
2009 2010 2011 2012 2013 2014
Net interest income 14,268 18,149 21,075 22,299 22,928 23,804
Provision for loan losses 2,578 3,580 3,085 2,168 196 370
Noninterest income 2,668 2,623 2,237 3,451 3,145 3,588
Noninterest expense 12,650 14,763 15,501 15,639 16,870 17,850
Income before income taxes 1,708 2,429 4,726 7,943 9,007 9,172
Income taxes (73) (88) 596 1,662 1,979 1,992
Net income 1,781 2,517 4,130 6,281 7,028 7,180
Net interest margin 3.30% 3.41% 3.65% 3.74% 3.85% 3.93%
Total assets 558,658 632,197 654,551 670,288 647,090 677,531
Loans outstanding, net 348,660 366,277 395,061 400,654 428,679 463,738
Deposits 487,106 565,251 580,962 593,335 568,836 586,112
Equity capital 36,707 38,022 47,253 55,437 53,473 63,867
Earnings per share 1.15 1.60 2.45 3.29 3.48 3.52
Cash dividend (per share) 1.04 1.04 1.04 1.04 1.04 1.04
Dividend pay-out ratio 90.28% 65.04% 42.71% 31.87% 29.84% 29.54%
Return on average assets 0.36% 0.41% 0.65% 0.95% 1.06% 1.07%
Return on average equity 4.90% 6.44% 10.24% 11.98% 13.17% 12.17%

Annual Profitability
Net Income
(In millions)
Diluted EPS
MBCN has been consistently profitable through the economic cycle and has never reported a quarterly loss.

$1.8
$2.5
$4.1
$6.3
$7.0
$7.2
09 10 11 12 13 14
$1.15
$1.60
$2.45
$3.29
$3.48
$3.52
09 10 11 12 13 14

Annual Returns Return on Average Equity Return on Average Assets 13 4.90% 6.44% 10.24% 11.98% 13.17% 12.17% 09 10 11 12 13 14 0.36% 0.41% 0.65% 0.95% 1.06% 1.07% 09 10 11 12 13 14

Market Demographics Stronger than State
Market
Rank Company Total Median Median Value Unemployment
Based on Deposits in Population Household Owner-Occupied
Rate
Share of Market 2013 Income Housing Units December
County
Deposits ($000) (1) (est.) (2) 2013 ($) (2) 2013 ($) (2) 2014 (%) (3)
Geauga 1 360,742 93,972 66,428 224,700 4.3
Geauga County
has the 3rd highest
Portage 6 92,232 163,862 52,337 150,300 4.8
median household
income in the State.
Franklin 25 61,079 1,212,263 51,460 150,800 3.8
Trumbull 10 48,954 206,442 41,798 97,400 7.5
Ashtabula 8 26,837 101,497 40,839 110,800 5.8
Aggregate:  Entire State of Ohio
11,570,808 48,308 130,800 4.8
Aggregate:  National
316,128,839 53,046 176,700 5.6
(1)
Obtained from the FDIC's Summary of Deposits data, as of June 30, 2014 (www.fdic.gov).
(2)
Information from the U. S. Census Bureau (www.quickfacts.census.gov).
(3)
Sourced from Ohio Department of Job and Family Services and the Bureau of Labor Statistics.
Eight of the bank's 10 offices (and more than 86% of its
deposits) are located in counties that have stronger
demographics than the State averages (median household
income, median value of owner-occupied housing, and
employment rates).

Deposit Market Share
Ashtabula, Geauga, Portage & Trumbull Counties
June 30, 2014
Rank in
Market Institution
Number of
Branches
Total Market
Share (%)
1 The Huntington National Bank 38 1,532,821 20.60
2 JP Morgan Chase Bank, N.A. 19 894,279 12.02
3 8 528,765 7.11
4 KeyBank, National Association 15 522,389 7.02
5 PNC Bank, National Association 11 506,911 6.81
6 Talmer Bank and Trust 9 464,660 6.24
7 Cortland Savings & Banking Co. 10 385,484 5.18
8 FirstMerit Bank, N. A. 12 347,397 4.67
Total for institutions in Market
190 7,441,520

Total Deposits in
Market ($M)
The Middlefield Banking Company

Annual Loan Growth (1) (1) Dollars in millions 16 $463.8 $428.7 $400.7 $395.1 $366.3 $348.7 14 13 12 11 10 09

Loan Portfolio at December 31, 2014 17 13% 7% 48% 31% 1% Commercial & Industrial Real Estate - Construction Residential Mortgage Commercial Mortgage Consumer Installment

Asset Quality
2010 2011 2012 2013 2014
Nonperforming Loans
$19,986 $24,546 $14,224 $12,290 $9,048
Real Estate Owned
2,302 2,196 1,846 2,698 2,590
Nonperforming Assets
$22,288 $26,742 $16,070 $14,988 $11,638
Nonperforming Assets/
Total Assets (%)
3.52% 4.09% 2.40% 2.32% 1.72%
Allowance for Loan Losses
$6,221 $6,819 $7,779 $7,046 $6,846
Allowance/Total Loans (%)
1.67% 1.70% 1.90% 1.62% 1.45%
Net Charge-off Ratio (%)
0.63% 0.65% 0.30% 0.19% 0.38%
- Problem assets peaked in 2011, primarily driven by non-owner occupied 1 - 4 family in Central Ohio market.
- Net charge-offs returned to normalized levels in 2012.
- Strong reserve coverage provides flexibility in managing potential losses with reduced impact on net income.

Managed Deposit Growth (1) Cost of deposits declined from 2.69% in 2009 to 0.74% in 2014 (1) Dollars in millions 19 $487.1 $565.3 $581.0 $593.3 $568.8 $586.1 09 10 11 12 13 14

Strong Core Deposit Base at December 31, 2014 20 15% 2% 62% 19% 2% Non-interest bearing Demand Money Market Time Interest-bearing Demand Savings

Capital Ratios at December 31, 2014
To Be Well
Capitalized
Middlefield Banc
Corp.
The Middlefield
Banking Company
Tier 1 Risk-Based
Capital 6.00% 13.38% 12.95%
Total Risk-Based
Capital 10.00% 14.64% 14.19%
Tier 1 Leverage
Capital 5.00% 9.60% 9.25%
All capital ratios exceed regulatory requirements to qualify as well capitalized.

2014 Initiatives
Personnel/Talent
Strong management to drive performance growth
Sales-orientation and cultural fit
Operations/Risk Management
Expanded technology
Scaled to support growth initiatives
Diligent risk management incorporating regulatory
environment
Expand Share of Market/Share of Customer
Identify target markets and customer segments
Commercial relationship opportunities
De novo expansion and strategic acquisitions

Today’s Banking Landscape
High level of competition for share of wallet
Increasing regulatory concerns with added costs
for smaller banks
Economic challenges with a continued low rate
environment and slow growth
Uncertain loan demand

2015 and Forward
Grow Secondary Mortgage Offering
2015 Strategic Planning Exercise Provides Confidence in
Middlefield’s:
Market position
Product and service offerings
Growth initiatives
Continue to Expand Share of Market/Share of Customer
Identify target markets and customer segments
Commercial relationship opportunities
De novo expansion and strategic acquisitions

Questions, Comments, and Discussion 25

Voting Results Election of three Directors Non-binding proposal on compensation Ratification of appointment of S.R. Snodgrass, P.C. 26

Thank you for your support! May 13, 2015 27